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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 22, 1997

IMH ASSETS CORP. (as depositor under the Trust Agreement, dated as of May 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1997-1)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     333-23387             33-0705301
----------------------------            ---------             ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


20371 Irvine Avenue
Santa Ana Heights,
California                                              92707
---------------------                                   ----------
(Address of Principal                                   (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122

Item 5.      Other Events.
             -------------

         The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995, and for the three year period ended December 31, 1996 prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997; Commission File Number 1-10777), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information And Exhibits.
             -------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                  Description
-----------          -----------                  -----------

1                    23                           Consent of KPMG Peat
                                                  Marwick LLP, independent
                                                  auditors of AMBAC
                                                  Indemnity Corporation with
                                                  respect to the IMH Assets
                                                  Corp. Collateralized Asset-
                                                  Backed Bonds, Series 1997-1

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMH ASSETS CORP.


                                     By: /s/ Richard J. Johnson
                                         --------------------------
                                     Name:   Richard J. Johnson
                                     Title: Chief Financial Officer


Dated:  May 22, 1997

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IMH ASSET CORP.


                                       By:   /s/ Richard J. Johnson
                                             ----------------------------
                                       Name: Richard J. Johnson
                                       Title: Chief Financial Officer


Dated:  May 22, 1997

                                  EXHIBIT INDEX


              Item 601(a) of                                   Sequentially
Exhibit       Regulation S-K                                     Numbered
Number        Exhibit No.                  Description             Page
------        -----------                  -----------             ----

1             23                     Accountant's Consent